UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2005

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On July 15, 2005, Cabela’s Incorporated (the “Company”) entered into a Second Amended and Restated Credit Agreement with the lenders named therein, U.S. Bank National Association, as Administrative Agent, and Lasalle Bank National Association, Wachovia Bank, National Association, and Wells Fargo Bank, National Association, as Co-Syndication Agents (the “Amended Credit Agreement”). The execution of the Amended Credit Agreement was reported by the Company on a Form 8-K filed with the Commission on July 15, 2005.

On September 6, 2005, in connection with the Amended Credit Agreement, the Company entered into an Acknowledgement, Consent and Agreement to a Second Amended and Restated Intercreditor Agreement among the lenders under the Amended Credit Agreement, various holders of the Company’s notes, and U.S. Bank National Association, as Collateral Agent (the “Amended Intercreditor Agreement”). The Amended Intercreditor Agreement amends and replaces in its entirety the Amended and Restated Intercreditor Agreement dated as of September 5, 2002, to which the Company executed an Acknowledgement, Consent and Agreement. The Amended Intercreditor Agreement was primarily amended and restated to include new lenders and obligors under the Amended Credit Agreement. The foregoing description of the Amended Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is filed as Exhibit 10 hereto and incorporated herein by reference.

Certain of the parties to the Amended Intercreditor Agreement, or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries. Customary fees have been, or may in the future be, paid for these services.

Item 9.01   Financial Statements and Exhibits.

(c)          Exhibits.
10

Second Amended and Restated Intercreditor Agreement dated as of September 6, 2005, among Cabela’s Incorporated, various lenders party thereto, various noteholders party thereto, and U.S. Bank National Association, as Collateral Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: September 9, 2005	By:	/s/ Ralph W. Castner
Ralph W. Castner
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10
Second Amended and Restated Intercreditor Agreement dated as of September 6, 2005, among Cabela’s Incorporated, various lenders party thereto, various noteholders party thereto, and U.S. Bank National Association, as Collateral Agent.